Significant Events after the Reporting Period	6 Months Ended
Jun. 30, 2025
Significant Events after the Reporting Period [Abstract]
Significant events after the reporting period

34. Significant events after the reporting period

Registered Direct Offering of Common Stock

On July 2, 2025, the Company closed a registered direct offering pursuant to a prospectus supplement filed under its existing shelf registration statement on Form F-3. The Company issued 2,529,946 ordinary shares and pre-funded warrants to purchase 3,470,054 ordinary shares to a limited number of purchasers at an offering price of $17.50 per ordinary share and $17.4999 per pre-funded warrant, with an exercise price of $0.0001 per share. Gross proceeds from the offering, before deduction of placement agent fees and offering expenses, were approximately $105 million. Of the 2,529,946 ordinary shares issued, 1,485,978 were reissued from treasury shares held as of June 30, 2025. Following the offering, no ordinary shares remain held in treasury. The net proceeds from the offering are intended to be used for working capital needs, including performance guarantees or bid bonds, fulfillment of statutory capital reserve requirements for project bids, growth initiatives related to previously announced acquisitions, and other general corporate purposes.

As the transaction occurred after the reporting date, it is considered a non-adjusting event and has not been reflected in the unaudited condensed consolidated financial statements as of and for the six months ended June 30, 2025.

Other Events

The Group has evaluated subsequent events till the date the consolidated financial statements were authorized for issuance. Based on this evaluation, no events or transactions have occurred subsequent to June 30, 2025, that would require adjustment to, or disclosure in the consolidated financial statements.